UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

AMMO, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

7681 East Gray Road

Scottsdale, Arizona 85260

November 29, 2023

Dear Fellow Shareholder:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders of AMMO, Inc. (the “Company”) and any adjournments, postponements or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, January 11, 2024 virtually at https://web.lumiagm.com/296486547 at 10:00 AM Mountain Time.

The matters to be voted on at the Annual Meeting by the holders of our common stock, par value $0.001 per share (“Common Stock”), are: (i) the election of nine director nominees to our board of directors (our “Board”); (ii) the ratification of the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm for fiscal year 2024 (the year that will end on March 31, 2024); and (iii) the approval of an amendment to the Ammo, Inc. 2017 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan. We may also transact such other business that may properly come before the Annual Meeting. Our Board recommends that you vote in accordance with our Board’s recommendations on all proposals.

Shareholders of record at the close of business on November 15, 2023 are entitled to notice of and are cordially invited to, attend the Annual Meeting, or any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY via the Internet or by fax as set forth in the Notice of Internet Availability of Proxy Materials with respect to the Annual Meeting (the “Notice”). If you request to receive a paper copy of the proxy materials, you may also vote by completing, signing and dating the accompanying proxy card and mailing it in the enclosed postage pre-paid envelope. Voting by any of these methods will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend.

The Notice is first being mailed, and the proxy statement and form of proxy card with respect to the Annual Meeting are first being made available, to shareholders on or about November 30, 2023.

On behalf of everyone at AMMO, Inc., we are grateful for your continued trust and support. Thank you for being an AMMO shareholder.

By order of the Board of Directors,

/s/ Fred. W. Wagenhals
Fred W. Wagenhals
Executive Chairman

Scottsdale, Arizona

November 29, 2023

7681 East Gray Road

Scottsdale, Arizona 85260

November 29, 2023

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of Ammo, Inc.:

The 2023 Annual Meeting of Shareholders of Ammo, Inc. (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) will be held at 10:00 AM Mountain Time on Thursday, January 11, 2024 virtually at https://web.lumiagm.com/296486547. As a shareholder, you will be able to attend and participate in the Annual Meeting virtually and will have the opportunity to listen to the meeting live, submit questions and vote.

As described more fully in the Company’s proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), at the Annual Meeting, the holders of our Common Stock, par value $0.001 per share (“Common Stock”) will be asked to:

(1)	Elect nine directors to serve on our Board of Directors;

(2)	Ratify the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm for our fiscal year ending March 31, 2024;

(3)	Approve an amendment to the Ammo, Inc. 2017 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan; and

(4)	Transact any other business that may properly come before the Annual Meeting.

Shareholders of record at the close of business on November 15, 2023 are entitled to notice of, and to vote at, the Annual Meeting. Such shareholders are urged to submit their vote for the Annual Meeting even if they sold their shares after such date.

The Proxy Statement, a form of proxy for the Annual Meeting, and our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 are available at https://www.westcoaststocktransfer.com/proxy-poww.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to VOTE TODAY via the Internet or by fax by following the instructions on the Notice of Internet Availability of Proxy Materials with respect to the Annual Meeting (the “Notice”) that the Company has mailed to all shareholders. If you request to receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the postage-paid envelope provided. Voting by any of these methods does not deprive you of your right to attend and to vote your shares at the Annual Meeting in person. More information on voting and attending the Annual Meeting can be found in the accompanying Proxy Statement. Please refer to “Proxy Voting Summary” on page 1 of the Proxy Statement and the instructions on the form of proxy card and the Notice. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” our Board’s director nominees and “FOR” Proposals 2 and 3.

OUR BOARD STRONGLY RECOMMENDS VOTING “FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

By Order of the Board of Directors,

Fred Wagenhals
Chief Executive Officer

PROXY STATEMENT FOR

2023 ANNUAL MEETING OF SHAREHOLDERS OF

AMMO, INC.

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Ammo, Inc., a Delaware corporation (“Ammo,” the “Company,” “we,” “us,” or “our”), for the 2023 Annual Meeting of Shareholders scheduled to be held on January 11, 2024 (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) at 10:00 AM, Mountain Time. The Annual Meeting will be held in a virtual format only, via a live webcast.

Only shareholders of record at the close of business on November 15, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 118,460,743 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting. This Proxy Statement and accompanying form of proxy card are first being made available to shareholders on or about November 30, 2023.

PROXY VOTING SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider in deciding how to vote your shares, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

2023 Annual Meeting of Shareholders		Meeting Agenda
Date	January 11, 2024
Time	10:00 AM, Mountain Time
Place	https://web.lumiagm.com/296486547
Election of nine directors to serve on the Board

Record Date	Shareholders of record of the Common Stock as of November 15, 2023 are entitled to vote.	Ratification of the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm

Approval of the Stock Plan Amendment Proposal

Voting Matters and Vote Recommendation

	Proposal	Board Recommendation	Reasons for Board Recommendation	More info
1.	Election of nine directors to serve on the Board	FOR each of the Company’s nominees	The Board and the Nominations and Corporate Governance Committee believe that each of the Company’s nine candidates for director possess the skills, experience, and diversity of background to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy and are best positioned to serve the interests of the Company’s shareholders.	Page 28

2.	Ratification of the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm	FOR	The Audit Committee of the Board believes that the appointment of Pannell Kerr Forster of Texas, P.C. is in the best interests of the Company and its shareholders.	Page 29

3.	Approval of the Stock Plan Amendment Proposal	FOR	The Board believes that to assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors, consultants and independent contractors who serve the Company and its affiliates, the number of shares of Common Stock authorized for issuance under the Plan needs to be increased.	Page 33

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ABOUT AMMO, INC.

We are owner of the GunBroker.com Marketplace, the largest online marketplace serving the firearms and shooting sports industries, and a vertically integrated producer of high-performance ammunition and premium components began its operations in 2016.

Through our GunBroker.com Marketplace segment (acquired in April 2021), we allow third party sellers to list items consisting of firearms, hunting gear, fishing equipment, outdoor gear, collectibles, and much more on our site, while facilitating compliance with federal and state laws that govern the sale of firearms and restricted items. This allows our base of over 7.8 million users to follow ownership policies and regulations through our network of over 35,000 federally licensed firearms dealers as transfer agents. The nature and operation of the Marketplace as an online auction and sales platform also affords the Company a unique view into the total domestic market for the purpose of understanding sales trends at a granular level across all elements of the outdoor sports and shooting space. Our vision is to expand the services on GunBroker.com and to become a peer to those in our industry. In the short term, we will be implementing the following services;

● Payment Processing - facilitating payment between parties allowing sellers of all sizes to offer fast and secure electronic payments and allowing buyers to experience the ease of using a single form of payment for all items purchased,

● Carting Ability - allowing our buyers to purchase multiple items from multiple sellers at one point in time, and,

● GunBroker.com Analytics – through the compilation and refinement of vast Marketplace data, we plan to offer domestic market analytics to our industry peers to allow them to better manage their businesses.

Through our Ammunition segment, we are tailoring our focus to build a new future for our manufacturing operations focused on premium pistol and rifle ammunition and supporting industry partners for manufactured components. We will continue to leverage our proprietary brands like Streak Visual AmmunitionTM and Stelth subsonic ammunition and extend our product offering with premium rifle lines and brands that complement our technologically innovative heritage. We also continue to ensure dynamic performance under the exacting standards of the U.S. military complex in support of our cutting-edge developmental ammunition programs as we seek out and effectively execute upon new governmental-based opportunities.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is the purpose of the 2023 Annual Meeting?

The 2023 Annual Meeting is being held to ask our shareholders to consider and act upon the following matters:

●	Proposal No. 1 – Election of nine directors to serve on the Board;
●	Proposal No. 2 – Ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as our independent registered public accounting firm;
●	Proposal No. 3 – Approval of the Stock Plan Amendment Proposal; and
●	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What does the Board recommend?

The Board recommends that you vote as follows, whether or not you plan to attend the Annual Meeting:

●	Proposal No. 1 – FOR the election of nine directors to serve on the Board;
●	Proposal No. 2 – FOR the ratification of the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm; and
●	Proposal No. 3 – FOR the approval of the Stock Plan Amendment Proposal.

Who may attend the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a holder of record of Common Stock as of the close of business on the Record Date, which is November 15, 2023, or you hold a valid proxy for the Annual Meeting. Shareholders must pre-register in order to attend and vote by ballot at the Annual Meeting. Please see the section below “How do I attend the Annual Meeting?” for instructions about how to pre-register.

We will be hosting the Annual Meeting live via the Internet rather than in person. The Board annually considers the appropriate format of our Annual Meeting and concluded that a virtual meeting would make our Annual Meeting more accessible to our shareholders, and would also best safeguard the health and safety of shareholders, employees and directors this year.

Who is entitled to vote in connection with the Annual Meeting?

Only shareholders of record at the close of business on November 15, 2023, the Record Date for the Annual Meeting, are entitled to receive notice of and vote in connection with the Annual Meeting.

Who is allowed to attend the Annual Meeting?

Shareholders as of the close of business on the Record Date (November 15, 2023), or their authorized representatives, are welcome to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as soon as possible so that your vote will be counted if you later decide not to attend the Annual Meeting.

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How do I attend the Annual Meeting?

To join the Annual Meeting, log in at https://web.lumiagm.com/296486547. To participate in the Annual Meeting, you will need to have your control number, which is included on the Notice and, if applicable, your proxy card. If you are a beneficial owner, please refer to the voting instructions provided by your brokerage firm, bank, dealer or other similar organization with these proxy materials.

The live audio webcast of the Annual Meeting will begin promptly at 10:00 AM Mountain Time. Online access to the audio webcast will open prior to the start of the meeting to allow time for shareholders to log in and test the computer audio system. We encourage you to log in prior to the meeting start time. We will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the webcast of the meeting. If you encounter technical difficulties accessing the webcast, please visit https://go.lumiglobal.com/faq.

Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet or by fax or, if you have requested and received a paper copy of the proxy materials with respect to the Annual Meeting, to sign, date and return the accompanying proxy card in the postage-paid envelope provided.

If you plan to attend the Annual Meeting, please pre-register at https://web.lumiagm.com/296486547.

May I ask questions at the Annual Meeting?

Yes. We expect that all of our directors and executive officers will attend the Annual Meeting and be available to answer questions and make a statement if they desire to do so. We will provide our shareholders the opportunity to ask questions and make statements. Instructions for submitting questions and making statements will be posted on the Annual Meeting website. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and may include certain procedural requirements.

To allow us to answer questions from as many shareholders as possible, we may limit each shareholder to two questions. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

How many shares are outstanding? What constitutes a quorum?

At the close of business on November 15, 2023, the Record Date for the Annual Meeting, 118,460,743 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under the Bylaws of the Company (the “Bylaws”), the presence in person or by proxy of the holders of 33.33% of the stock of the Company issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card via mail or fax or properly cast your vote via the Internet, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

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What are the voting rights of shareholders? How many votes do I have?

Holders of shares of Common Stock are entitled to one vote per share owned on each matter that is properly brought before the Annual Meeting and on which our common shareholders are entitled to vote.

Cumulative voting is not permitted in the election of directors.

Why did you provide me this Proxy Statement? Who is soliciting proxies for the Annual Meeting with this Proxy Statement?

We provided you this Proxy Statement because you were a holder of shares of Common Stock as of the Record Date, and the Board is soliciting your proxy to vote your shares at the Annual Meeting on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. By completing, signing, dating and returning the proxy card accompanying this Proxy Statement as mailed to shareholders who requested a paper copy of the proxy materials or voting instruction form provided by the record holder of any shares you hold in street name, or by submitting your proxy and voting instructions via the Internet or by fax, you are authorizing the proxy holders to vote your shares of Common Stock at the Annual Meeting as you have instructed.

Under applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), members of the Board, director nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By voting your proxy via the Internet, fax, or, by mailing a proxy using the instructions detailed on the Notice, you are giving the Company’s designated proxy holders, Fred Wagenhals, Jared Smith and Rob Wiley, the authority to vote your shares in the manner you indicate on your proxy card or in your Internet or fax submission. This Proxy Statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares.

What is the difference between a shareholder of record and a “street name” holder? How do I vote my shares held in “street name”?

If your shares are registered directly in your name with the Company’s transfer agent, you are considered the shareholder of record, or a registered holder, with respect to those shares.

If your shares are held in a brokerage account or through a bank or other nominee (in “street name”), you are considered the beneficial owner of those shares and your broker, bank or other nominee is considered the record holder of those shares.

Your broker, bank or other nominee has sent you a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. You must follow these instructions in order for your shares held in street name to be voted, unless such shares are held by a bank or other nominee (other than a broker) and you have an arrangement with the nominee granting such nominee discretionary authority to vote your shares. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank or other nominee, by following the instructions on the voting instruction form, to vote your shares in line with the Board’s recommendations on the voting instruction form.

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How do shareholders vote?

If your shares are held directly in your own name, and you received printed or electronic copies of the proxy materials, you may vote your shares by proxy in advance of the Annual Meeting using the control number included on your proxy card. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by doing one of the following:

Vote via the Internet: You can vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card and in the Notice.

Vote by Fax: You can vote your shares by fax by completing, signing, dating and faxing your proxy card to the fax number indicated on your proxy card and in the Notice.

Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card in the postage-paid envelope provided.

If you are a beneficial owner, or you hold your shares in “street name,” please follow the instructions provided by your bank, broker or other holder of record with respect to voting your shares. Please see the section below “How can I vote at the Annual Meeting?” for more information about how to vote at the Annual Meeting if you hold your shares in “street name.”

Shareholders may also vote by ballot while attending the Annual Meeting. Please see the section below “How can I vote at the Annual Meeting?” for instructions about how to attend and vote by ballot at the Annual Meeting. However, we still encourage all shareholders to vote their shares in advance of the Annual Meeting in case they are unable to attend the Annual Meeting for any reason.

What shares are included on a proxy or voting instruction card?

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank or other nominee. Please vote the shares on each proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

What is the deadline for voting?

The deadline for voting electronically is 11:59 p.m. (Eastern Time) on January 10, 2024. If voting by mail or fax, we must have received your proxy card by this time. If you attend the Annual Meeting virtually, you may vote your shares electronically during the meeting. However, even if you plan to attend the Annual Meeting, we still encourage you to vote your shares ahead of time to ensure your voice is heard.

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How can I vote at the Annual Meeting?

Shareholders of record may vote their shares electronically at the Annual Meeting by following the instructions at https://web.lumiagm.com/296486547 or by following the instructions provided on the Notice or form of proxy card.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares prior to the Annual Meeting.

The Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the shareholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each shareholder by the use of a control number to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. In most cases, you will be able to do this by mail, via the Internet or by fax. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and register in advance to attend the Annual Meeting at https://web.lumiagm.com/296486547 prior to the Annual Meeting.

If a shareholder gives a proxy, how are the shares voted?

The shares represented by the proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail, fax, or Internet.

If you sign and return your proxy card, but do not give voting instructions, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board or, if no recommendation is made by the Board, in the discretion of the proxies.

What is the effect of a broker non-vote on the proposals to be voted on?

Under the rules of various national and regional securities exchanges that govern brokers who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers generally have discretionary authority to vote such shares on certain “routine matters,” but not on other matters. Accordingly, brokers will not have discretionary authority to vote on the following matters at the 2023 Annual Meeting:

●	The election of Directors; and
●	The approval of the Stock Incentive Plan Amendment Proposal.

For the matters above, if you are a street name beneficial shareholder, then your broker cannot vote your shares with respect to these matters unless you provide your broker instructions on how to vote your shares. If you do not give voting instructions to your broker, your shares will be counted towards a quorum at the Annual Meeting and will be voted solely with respect to The proposal to ratify the appointment of Pannell Kerr Forster of Texas, P.C as the Company’s independent registered public accounting firm for fiscal year 2024 (Proposal No. 2), which is a routine matter for which your broker will have discretionary voting authority.

If a broker has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

If your shares are held in street name by a bank or other nominee (other than a broker), you must similarly provide the record holder of your shares with instructions on how to vote your shares if you wish them to be voted on any of the proposals at the Annual Meeting, unless you have an arrangement with the nominee granting such nominee discretionary authority to vote your shares.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by the proxy cards (or similar Internet authorization) received by the Company will be voted with respect thereto at the discretion of the persons named as proxies therein.

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Will my shares be voted if I do nothing, or if I do not vote for some of the proposals listed on my proxy card?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet, by fax, or attend and vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card or submit a proxy via the Internet or by fax and do not provide voting instructions on any matter, your shares will be voted in accordance with the Board’s recommendations on that matter. We urge you to sign, date and return your proxy card or vote via the Internet or by fax as instructed on the Notice and the form of proxy, whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker will be able to vote your shares solely with respect to Proposal 2 and your record holder bank or other (non-broker) nominee will be able to vote your shares on any proposal only to the extent that you have an arrangement with the nominee granting them discretionary authority to vote your shares. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with the Board’s recommendations.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	Delivering written notice to Tod Wagenhals, the Company’s Secretary, that is received before the Annual Meeting;
●	Submitting a later dated proxy by mail, over the Internet or by fax in accordance with the instructions in the form of proxy card for submitting a proxy card; or
●	Voting your shares electronically during the Annual Meeting.

If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote.

Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet OR BY FAX as instructed on the NOTICE AND FORM OF proxy card, OR TO SIGN, DATE AND RETURN THE PROXY CARD ACCOMPANYING ANY PAPER COPY OF THIS PROXY STATEMENT SENT TO SHAREHOLDERS, “FOR” the Company’s director nominees and “FOR” Proposals 2 AND 3.

What vote is required to approve each proposal at the Annual Meeting?

Assuming a quorum is present, the vote of the holders of a majority of the stock having voting power present in person (which includes virtual attendance at the Annual Meeting) or represented by proxy at the Annual Meeting is required for approval of each proposal. For the proposal of the election of nine directors to serve on the Board, shares entitled to vote at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. For the other proposals, abstentions are considered shares present and entitled to vote on the proposal and, thus, will have the same effect as a vote “Against” such proposal. Broker non-votes, if any, will have no effect on the outcome of such proposal.

Other Matters: Approval of any other matter that comes before the Annual Meeting generally will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting, although a different number of affirmative votes may be required, depending on the nature of such matter.

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Who will count the votes?

West Coast Stock Transfer will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

Where can I find the voting results of the Annual Meeting?

We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If I can’t attend the Annual Meeting, can I vote later?

We encourage shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

What happens if the Annual Meeting is adjourned?

Unless a new Record Date is fixed, your proxy will still be valid and may be used to vote shares of Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting?

No. Delaware law does not provide shareholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

PROXIES WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES AND “FOR” EACH OF PROPOSALS 2 AND3. THE COMPANY’S NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Your Vote Is Important. Whether You Own One Share or Many,

Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS

Board Highlights

The Board is currently comprised of nine directors, six of whom qualify as independent directors under applicable standards of the Nasdaq Stock Market LLC (“Nasdaq”). The Board seeks members with varying professional backgrounds and other differentiating perspectives and characteristics who combine a broad spectrum of experience and expertise with a reputation for integrity and passion for the firearms and ammunition industry. The Board believes that maintaining a diverse membership enhances the Board’s discussions and oversight of the Company and enables the Board to better represent all of the Company’s shareholders.

The Company maintains a corporate membership in the National Association of Corporate Directors (the “NACD”), which provides each director with access to continuing education, research materials, and publications relating to corporate governance, board leadership, and other topical information.

Board Demographics and Skills Matrix

The matrix below provides information regarding our directors’ knowledge, skills, experiences, tenure, age and professional attributes, as well as certain demographic information that is based on the voluntary self-identification of each member of the Board. The matrix does not encompass all the knowledge, skills, experiences, or attributes of our directors, and the fact that we do not list a particular item does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience, or attribute with respect to a director does not mean the director is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board.

Skills and Experience	Wagenhals	Wallace	Smith	Luth	Lockett	Urvan	Childress	Walker	Tsentas
Public Company Board	●			●				●
Public Company Executive	●		●
Firearms / Ammunition Industry	●		●	●		●	●		●
Manufacturing	●		●	●
Military / Law Enforcement									●
Finance / Accounting		●			●	●			●
Government / Policy / Legal				●	●	●		●
Marketing / Sales	●	●				●	●
Technology / Digital	●					●
Tenure and Independence
Tenure (Years)	6	6	1	1	2	2	2	1	1
Independence		●		●	●		●	●	●
Demographics
Age	82	66	45	69	37	57	77	64	36
Gender Identity	M	M	M	M	F	M	M	M	M
African American or Black								●
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	●	●	●	●	●	●	●		●
LGBTQ+					●

For more information about the Board and Corporate Governance, see “Corporate Governance” below.

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Profiles of Our Director Nominees

Jared R. Smith was appointed as Chief Executive Officer and a director of the Company on July 24, 2023; previously, Mr. Smith had served as the Company’s President and Chief Operating Officer since January 2023. Mr. Smith has more than 17 years of experience in the ammunition industry. He was employed at Fiocchi of America, a global manufacturer of premium ammunition for competition, hunting and defense applications located in Ozark, Missouri from 2010 to December 2022, where, since 2017, he held the position of General Manager. As General Manager, Mr. Smith maintained full Profit and Loss ownership and managed separate manufacturing operations (340+ employees) while overseeing three acquisitions, and leading Fiocchi’s revenue growth in three years from $95 million to in excess of $200 million. Prior to taking the General Manager role, Mr. Smith also held positions as the Vice President-International Strategy and Development and Director of Procurement and Supply Chain at Fiocchi of America.

We believe that Mr. Smith possesses attributes that qualify him to serve as a member of the Board, including his extensive business management experience and his knowledge of the firearms and ammunitions industry.

Fred W. Wagenhals has been the Chairman of the Board of the Company since December 2016. On July 24, 2023, Mr. Wagenhals assumed the position of Executive Chairman. Mr. Wagenhals also served as our Chief Executive Officer from December 2016 until July 24, 2023 and as our President from December 2016 through March 2021. Prior to joining AMMO, Mr. Wagenhals was a private investor from August 2005 until December 2016. Prior to that, Mr. Wagenhals was employed at Action Performance Companies, Inc., a leading designer and marketer of licensed motorsports products related to NASCAR, as Chairman, President, and Chief Executive Officer from November 1993 to December 2005, Chairman of the Board and Chief Executive Officer from May 1992 until September 1993, and President from July 1993 until September 1993. Action-Performance Companies, Inc. was sold in August 2005 to International Speedway Corp. and Speedway Motorsports. Mr. Wagenhals is a member of the Model Car Hall of Fame, was an Arizona Entrepreneur of the Year award recipient for the Retail/Wholesale category by the Center for Entrepreneurial Leadership, Inc. in 1997, and was honored as the Anheuser-Bush Entrepreneur in Residence at the University of Arizona College of Business and Public Administration during 1997 and 1998. He also taught a sports entrepreneurship class at the University of Arizona.

We believe that Mr. Wagenhals possesses attributes that qualify him to serve as a member of the Board, including his extensive business management experience, his knowledge of the firearms and ammunitions industry, his track record of building diverse distribution channels and developing a disciplined branding and marketing strategy at Action Performance, Inc., and his contributions to our overall business development and strategic direction.

Russell William “Rusty” Wallace, Jr. has been a director of the Company since June 2017. Mr. Wallace has been the principal shareholder of the Rusty Wallace Automotive Group, a group of eight automotive dealerships located in Eastern Tennessee, since 1991. Mr. Wallace owned Rusty Wallace Racing, a racing team that competed in the NASCAR Series, from 2006 to 2013, and he competed in NASCAR races as a driver for more than 16 years and had 55 victories prior to his retirement in 2005. Following his racing career, Mr. Wallace served as an analyst for ABC and ESPN from 2006 to 2014. Since 2015, Mr. Wallace has served as Lead Analyst for the Motor Racing Network, a U.S. radio network that syndicates broadcasts of auto racing events, particularly NASCAR. He is a member of the NASCAR Hall of Fame, the International Motorsports Hall of Fame, the Motorsports Press Association Hall of Fame, and the Motorsports Hall of Fame of America.

We believe that Mr. Wallace possesses attributes that qualify him to serve as a member of the Board, including his extensive experience in management, business operations, and growth of high-volume businesses including as the owner of auto dealerships and a NASCAR racing team.

Jessica M. Lockett has been a director of the Company since December 2020. Ms. Lockett is a corporate and securities law attorney with experience representing public and private companies at various stages of development with respect to matters of corporate governance, securities regulations (including filings under the Securities Act of 1933 and reporting under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), mergers and acquisitions, financing, fundraising and other corporate transactions. Ms. Lockett earned her J.D., cum laude, from Thomas Jefferson School of Law in 2012 and received the CALI and Witkin Awards in Securities Regulations from Cal Western School of Law. Ms. Lockett graduated from the University of Arizona with a Bachelor of Arts in Psychology. Ms. Lockett has been an attorney with Lockett + Horwitz, a professional law corporation, since 2016 and is an active member of the State Bar of California.

We believe that Ms. Lockett possesses attributes that qualify her to serve as a member of the Board, including her extensive experience in corporate and securities law with a focus on representing private and public companies at various stages of development. We believe that her experience enhances the Board’s corporate governance.

Richard R. Childress has been a director of the Company since January 2021. Since 1969, Mr. Childress has owned and operated Richard Childress Racing, a professional racing team that currently competes in the NASCAR Cup Series and the NASCAR Xfinity Series. Mr. Childress also owns Childress Vineyards, which he founded in 2004. Childress Vineyards is situated in North Carolina’s first federally designated region for grape growing and produces over 30 wines. In addition to starting Richard Childress Racing, Mr. Childress was a NASCAR driver from 1969 to 1981. Mr. Childress served as the First Vice President of the Board of Directors of the National Rifle Association (the “NRA”) from 2017 to 2019. Mr. Childress was inducted into the NASCAR Hall of Fame in 2017.

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We believe that Mr. Childress possesses attributes that qualify him to serve as a member of the Board, including his extensive experience building and leading high-performing businesses and teams and his deep knowledge of the firearms and ammunitions industry and relationships with important customers and other stakeholders through his experience as a member of the NRA’s Board of Directors.

Steve F. Urvan has been a Director of the Company since April 2021. Mr. Urvan was employed by the Company from April 2021 through January 5, 2023 as Chief Strategy Officer. Mr. Urvan is the Founder and Chief Strategy Officer of BitRail, a regulatory compliant payments company that provides private label payment infrastructure to large brands, since its founding in early 2018. Mr. Urvan founded GunBroker.com in 1999 and served as its Chief Executive Officer until the Company acquired it in April 2021. Mr. Urvan has spent over 20 years as an entrepreneur, advisor, investor, and philanthropist with a passion for building and growing companies across various industries, but always with a focus of technology as a core or enabler. Mr. Urvan remains active in other companies that he founded including Media Lodge, App Cohesion, and North Harbor Insurance Company, and manages an investment portfolio though the Urvan Family Office.

We believe that Mr. Urvan possesses attributes that qualify him to serve as a member of the Board, including his extensive experience building and leading Gunbroker.com and his deep knowledge of the firearms and ammunitions industry via that leadership.

Christos Tsentas has been a director of the Company since November 2022. Mr. Tsentas has served as a Partner of Albion River LLC, a private direct investment firm, with a focus on aerospace, defense and government related opportunities since 2020. Earlier, he served as an investment banker at KippsDeSanto & Co., an M&A advisory firm focused on the aerospace and defense markets, from 2009 to 2015. Mr. Tsentas serves on the board of directors of Magpul Industries Corporation, a designer and manufacturer of firearms accessories and outdoor lifestyle products. Mr. Tsentas holds a B.S. in Finance and Accounting from the University of Virginia and an M.B.A. from Columbia Business School.

We believe that Mr. Tsentas possesses attributes that qualify him to serve as a member of the Board, including his experience as an investment banker with a focus on the defense industry and as a board member of a designer and manufacturer of firearms accessories.

Wayne Walker has been a director of the Company since November 2022. Mr. Walker has more than 30 years of experience in corporate law, governance and corporate restructuring, including 15 years at the DuPont Company in the Securities and Bankruptcy Group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. In 2003, Mr. Walker founded Walker Nell Partners, Inc. (“Walker Nell”), an international business consulting firm providing corporate governance and restructuring, fiduciary services, litigation support, and other services to client corporations and law firms, where he continues to serve as President. Earlier in his career, Mr. Walker served as Partner at ParenteBeard LLC, an accounting firm, from 2001 to 2004 and as Senior Legal Counsel at E. I. du Pont de Nemours and Company from 1984 to 1998. He has served: (i) as a director of PharmaCyte Biotech, Inc., a biotechnology company focused on developing cellular therapies  (Nasdaq: PMCB) since December 2022, (ii) on the board of directors of Wrap Technologies, Inc. (Nasdaq: WRAP), a global public safety technology and services company, from 2018 to October 2023, where he served as chairman of the board and as a member of the board’s compensation committee, (iii) as chairman of the board of Petro Pharmaceuticals, Inc. (Nasdaq: PTPI), a men’s health company, since 2020, (iv) on the board of directors of AYRO, Inc. (Nasdaq: AYRO), a designer and producer of all-electric vehicles, since 2020 , (v) on the board of directors of Pitcairn Trust Company, a national advisor to family offices, since 2018. He is the former Vice President of the Board of Education of the City of Philadelphia, Chairman of the Board of Trustees of National Philanthropic Trust, a public charity that holds over $20.0 billion of assets under management, and Chairman of the Board of Directors for Habitat for Humanity International, a global non-profit, non-governmental housing organization. Mr. Walker holds a B. A. from Loyola University New Orleans and a J.D. from the Columbus School of Law at the Catholic University of America. He also studied finance for non-financial managers at the University of Chicago’s Graduate School of Business.

We believe that Mr. Walker possesses attributes that qualify him to serve as a member of the Board, including his experience as an attorney, more than 30 years of experience in corporate governance, restructuring and corporate litigation enhances the Board’s corporate governance and related experience.

Randy Luth has been a director of the Company since January 2023. Mr. Luth has served as the president of Luth-AR-LLC, a producer of products for the AR-15 market, since 2013. Mr. Luth was the Chief Executive Officer of DPMS Panther Arms, a producer of AR-15 firearms and firearm components, from 1986 until its sale in December 2007 to the Freedom Group. Previously, Mr. Luth served as a director of the Company from November 2017 to January 2021.

We believe that Mr. Luth possesses attributes that qualify him to serve as a member of the Board, including his extensive experience building and leading firearm and firearm components companies and his deep knowledge of the firearms and ammunitions industry via that leadership.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the ownership of shares of Common Stock as of the Record Date by: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each individual or entity known to us to beneficially own more than 5% of the outstanding shares of Common Stock. For each applicable beneficial owner, percent ownership has been computed based on a total of 118,460,743 shares of Common Stock outstanding as of November 15, 2023.

Except as otherwise indicated in the footnotes to the following table, each of the beneficial owners listed below has, to our knowledge, sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o AMMO, Inc., 7681 E. Gray Rd., Scottsdale, Arizona 85260.

Name of Beneficial Owner	Number of Shares of Common Stock Owned Beneficially	Percent of Class (1)
Named Executive Officers and Directors
Fred W. Wagenhals (2)	7,541,700	6.4%
Robert D. Wiley	245,838	*
Jared R. Smith	256,380	*
Russell William Wallace, Jr.	540,000	*
Jessica M. Lockett	110,000	*
Richard R. Childress	267,500	*
Steve F. Urvan	20,090,000	17.0%
Wayne Walker	36,413	*
Christos Tsentas	36,413	*
Randy E. Luth	493,555	*

All directors and officers as a group (10 persons)	29,617,799	25.0%

* Percentage of shares does not exceed 1%.

(1) Mr. Wagenhals beneficially owns a total of 7,541,700 shares of Common Stock, of which 7,391,700 shares are held directly and 150,000 shares are held indirectly by the Fred W. Wagenhals Trust.

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CORPORATE GOVERNANCE

Board Size and Director Independence

The Board regularly reviews its composition to ensure that the Board’s size allows for an optimal mix of candidates with relevant experience that enhances the overall functioning of the Board and its performance. Following the Annual Meeting, we anticipate that the size of the Board will be nine members, seven of whom will be independent.

The Board is committed to sound and effective corporate governance, the foundation of which is the Board’s policy that a majority of our directors should be independent. The Board has determined, after considering all the relevant facts and circumstances, that Russell William Wallace, Jr., Jessica M. Lockett Richard R. Childress, Wayne Walker, Christos Tsentas, and Randy Luth are independent directors, as defined by Nasdaq’s listing standards, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Fred W. Wagenhals, Jared R. Smith, and Steven F. Urvan are not “independent directors” as defined by the listing standards, as they are employed or have been employed by us within the past three years.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles and the Company’s needs at any point in time. The Board of Directors believes that this structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our Executive Chairman and independent directors and active communication between our Named Executive Officers and independent directors. Our Corporate Governance Guidelines support flexibility in the structure of the Board by not requiring the separation of the roles of Chairman of the Board and Chief Executive Officer. As of July 24, 2023, however, these roles have been separated. Mr. Wagenhals serves as Chairman of the Board and Mr. Smith serves as Chief Executive Officer.

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Board and Committee Meetings; Annual Meeting Attendance

During the year ended March 31, 2023, the Board held nine meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Nominations and Corporate Governance Committee held one meeting.

For the year ended March 31, 2023, each incumbent director attended at least 75% of all meetings held by the Board and the committees of the Board on which they served during the fiscal year.

We encourage each of our directors to attend annual meetings of shareholders to the extent reasonably practicable. All of our incumbent directors attended the 2022 Annual Meeting of Shareholders.

Term of Office

Each director serves until the next annual meeting of the shareholders or until his or her successor is duly elected and qualified.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. The Board, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, the Board’s involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. The Board receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks that we face, including operational, economic, financial, legal, regulatory, and competitive risks. The Board also reviews the various risks that we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

The Board committees assist the Board in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the Company’s financial and reporting processes and the audit of the Company’s financial statements and provides assistance to the Board with respect to the oversight and integrity of the Company’s financial statements and compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualification and independence, and the performance of our independent registered public accounting firm. The Compensation Committee considers the risk of our compensation policies and practices and endeavors to ensure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on the Company. The Nominations and Corporate Governance Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on the Board. We believe that directors should have various qualifications, including individual character and integrity, business experience, leadership ability, strategic planning skills, ability, and experience, requisite knowledge of our industry and finance, accounting, and legal matters, communications and interpersonal skills, and the ability and willingness to devote time to the Company. We also believe that the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Director nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of the Board from time to time.

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All of our directors have held high-level positions in business, the firearm and ammunition industry, or professional service firms and have experience in dealing with complex issues. We believe that all our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the Company’s business and affairs. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of the Company.

Our Board Demographics and Skills Matrix can be found on page 10.

Board Committees

The Bylaws authorize the Board to appoint from among its members one or more committees consisting of one or more directors. The Board has established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee.

On November 3, 2022, the Company entered into that certain Settlement Agreement by and among the Company, Steven F. Urvan, and Susan T. Lokey (the “Settlement Agreement”). Steven F. Urvan and Susan T. Lokey are, collectively, with each of their respective affiliates and associates, referred to herein as the “Urvan Group.” Under the terms of the Settlement Agreement, the Board formed a new committee of the Board charged with planning the succession of Fred Wagenhals as Chief Executive Officer of the Company with the assistance of a nationally recognized search firm (the “CEO Succession Committee”). The CEO Succession Committee consisted of four directors, Jessica M. Lockett, Russell W. Wallace, Wayne Walker, and Christos Tsentas. Ms. Lockett was appointed to serve as the Chair of this Committee.

Pursuant to the terms of the Settlement Agreement, upon the Board’s appointment of the CEO Succession Committee’s selection of Mr. Smith as the new CEO on July 24, 2023, one incumbent director who was not an Urvan Group Director (as defined in below in Item 13), Harry S. Markley, resigned from the Board to create a vacancy for the new Chief Executive Officer’s immediate appointment to the Board upon his appointment as the new Chief Executive Officer.

Having fulfilled its mandate, the CEO Succession Committee was dissolved as of July 28, 2023.

In May 2023, the Board established a special committee to address the litigation initiated by Mr. Urvan in the Delaware Court of Chancery against the Company, certain directors, former directors, employees, former employees and consultants, as well as the separate lawsuit filed by the Company against Mr. Urvan.

Committee Charters, Corporate Governance Guidelines, and Codes of Conduct and Ethics

The Board has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the Board. The Board has also adopted Corporate Governance Guidelines, a Code of Conduct applicable to all of our employees and directors, and a Code of Ethics applicable to the Chief Executive Officer and senior financial officers, including our Chief Financial Officer and principal accounting officer.

We post on our website, at https://investors.ammoinc.com/governance/governance-documents/default.aspx, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees, our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the Chief Executive Officer and Senior Financial Officers, and any amendments or waivers thereto, and any other corporate governance materials specified by SEC regulations. These documents are also available in print to any shareholder requesting a copy in writing from our Secretary at the address of our executive offices.

The Audit Committee

The purpose of the Audit Committee includes overseeing the Company’s accounting and financial reporting processes and audits of its financial statements and providing assistance to the Board with respect to its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of our independent auditor. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of the Company’s accounting and financial reporting process and audits of the Company’s financial statements on behalf of the Board. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of the Company’s financial statements, reviews the proposed scope of such audit, approves the fees for services provided by the independent registered public accounting firm, reviews the Company’s accounting and financial controls with the independent registered public accounting firm and our financial accounting staff, and reviews and approves any transactions between us and our directors, officers, and their affiliates.

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The Audit Committee currently consists of Jessica M. Lockett, Russell W. Wallace, Jr., Richard Childress, and Christos Tsentas. Ms. Lockett was appointed to serve as Chair of the Board’s Audit Committee. The Board has determined that each of Mr. Tsentas and Ms. Lockett, whose backgrounds are detailed in director biographies on pages 5 and 6, qualify as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board.

The Audit Committee has reviewed and discussed with management and the independent auditor the Company’s annual audited financial statements for the year ended March 31, 2023. The Audit Committee has discussed with Pannell Kerr Forster of Texas, P.C. (“PKF”), the Company’s independent auditor for the 2023 fiscal year, matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received written disclosures and the letter from PKF required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PKF their independence from management and the Company. Based upon such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 for filing with the SEC.

Jessica M. Lockett

Russell W. Wallace, Jr.

Richard Childress

Christos Tsentas

The Compensation Committee

The purpose of the Compensation Committee includes determining, or when appropriate recommending to the Board for determination, the compensation of our Chief Executive Officer and other executive officers and discharging the responsibilities of the Board relating to Company compensation programs in light of the goals and objectives of our compensation program for that year. As part of its responsibilities, the Compensation Committee evaluates the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assesses the performance of our other executive officers. The Compensation Committee is entitled to delegate its responsibilities to a subcommittee of the Compensation Committee, which complies with the applicable rules and regulations of Nasdaq, the SEC, and other applicable regulatory bodies. While the Compensation Committee has the right to retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies, the Compensation Committee has never retained an independent compensation consultant in prior fiscal years. In the 2024 fiscal year, the Company engaged a consultant to assist with the analysis for Proposal 3, the Stock Incentive Plan Amendment Proposal. The Compensation Committee makes all determinations regarding the engagement, fees, and services of its compensation consultants, and its compensation consultants report directly to the Compensation Committee.

The Compensation Committee currently consists of Russell W. Wallace, Jr., Wayne Walker, and Randy E. Luth.

The Nominations and Corporate Governance Committee

The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to the Board of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board, the oversight of the evaluations of the Board and management, and the development and recommendation to the Board of a set of corporate governance principles applicable to the Company.

The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board if the information required by the Bylaws is submitted in writing in a timely manner addressed and delivered to our Secretary at the address of our executive offices. The Nominations and Corporate Governance Committee will, as a policy, evaluate candidates properly proposed by shareholders in the same manner as all other candidates. The Nominations and Corporate Governance Committee identifies and evaluates nominees for the Board, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on the Board.

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The Nomination and Corporate Governance Committee currently consists of Randy Luth and Jessica Lockett.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presences or participation of management. There were four executive sessions held during the year ended March 31, 2023. The chairs of various committees of the Board serve as the presiding director of such executive sessions on a rotating basis.

Board Policies and Other Disclosures

Director and Officer Hedging and Pledging

We have a policy prohibiting directors and officers from purchasing financial instruments (including prepaid forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset decreases in the market value of compensatory awards of our equity securities directly or indirectly held by them. Additionally, we have a policy prohibiting directors and officers from pledging of shares of Common Stock or of the Company’s preferred stock.

Clawback Policy

We have adopted a clawback policy. In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officers who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. This policy is administered by the Compensation Committee of the Board.

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Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

Family Relationships

There are no family relationships among our directors and executive officers. The Company’s Executive Vice President and Secretary (a non-officer) is the son of our Executive Chairman, Fred Wagenhals.

Related Party Transaction Approval Policy

While the Company does not current have a written policy regarding approval of transactions between the Company and a related party, the Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related party transactions proposed to be entered into between us and any of our directors, nominees for director, executive officers, any beneficial owner of more than 5% of the Common Stock, any of their immediate family members. The Board may approve the transaction if it is deemed to be in the best interests of our shareholders and the Company.

Related Party Transactions

On November 3, 2022, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with Steven F. Urvan and Susan T. Lokey (collectively with each of their respective affiliates and associates, the “Urvan Group”).

Pursuant to the Settlement Agreement, the Urvan Group agreed to withdraw its notice of stockholder nomination of its seven director candidates (the “Urvan Candidates”) and its demand to inspect books and records, pursuant to Section 220 of the General Corporation Law of the State of Delaware, and the Company agreed to immediately increase the size of the Board from seven to nine directors and appoint Christos Tsentas and Wayne Walker (each, a “New Director” and the New Directors together with Mr. Urvan, the “Urvan Group Directors”) to the Board to serve as directors with terms expiring at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company included the Urvan Group Directors in its director candidates slate for the 2022 Annual Meeting and the Annual Meeting, and will do so for any subsequent annual meeting of stockholders of the Company occurring prior to the Termination Date (as defined below). The Company agreed to not increase the size of the Board above nine directors prior to the Termination Date unless the increase is approved by at least seven directors.

Unless otherwise mutually agreed to in writing by each party, the Settlement Agreement will remain in effect until the earlier of (i) 30 days prior to the earlier of (A) the deadline set forth in the notice requirements of Federal “Universal Proxy Rules” promulgated under Rule 14a-19(a) and Rule 14a-19(b) under the Exchange Act relating to the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and (B) any deadline that may be set forth in the Certificate or the Bylaws following execution of the Settlement Agreement relating to the nomination of director candidates for election to the Board at the 2024 Annual Meeting, and (ii) 90 days prior to the first anniversary of the 2023 Annual Meeting. Notwithstanding the foregoing, the “Termination Date” shall not occur prior to 20 days after Mr. Urvan’s departure from the Board.

The Company paid approximately $500,000 of the Urvan Group’s costs, fees and expenses per the terms of the Settlement Agreement. Additionally, the Company issued 125,000 shares of Common Stock for a total value of $437,500 to an employee and issued 110,000 shares of Common Stock for a total value of $385,000 to an independent contractor as a result of their termination without cause per the terms of the Settlement Agreement.

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During the year ended March 31, 2023, we made payments to two independent contractors as a result of their termination without cause in accordance with the terms of the Settlement Agreement. The payments to the two independent contractors were as follows: independent contractor 1 was paid $484,416 in service fees and 100,760 in shares of Common Stock with a total value of $352,660, and independent contractor 2 was paid $67,500 in service fees and 40,659 in shares of Common Stock with a total value of $142,307. These individuals are related parties as defined by Item 404(a) of Regulation S-K. We issued an aggregate of 45,000 shares of Common Stock to the Company’s advisory committee members for a total value of $129,750. Through our acquisition of Gemini, a related party relationship was created with Steve Urvan by ownership of entities that transact with Gemini. Mr. Urvan owns 20,090,000 shares of the Company’s Common Stock as of the date of this filing. There was $182,344 included in our Accounts Receivable at March 31, 2023 as a result of this relationship.

Through the Administrative and Management Services Agreement, an exhibit to the Amended and Restated Asset Purchase Agreement dated March 14, 2019 (the “Amended APA”) with Jagemann Stamping Company (“JSC”), a shareholder, the Company purchased from JSC approximately $2.0 million in inventory support services and incurred $170,355 of rent expenses paid to JSC for the year ended March 31, 2023.

On June 26, 2020, the Company and JSC entered into a Settlement Agreement pursuant to which the parties mutually agreed to settle all disputes and mutually release each other from liabilities related to the Amended APA occurring prior to June 26, 2020. Pursuant to the Settlement Agreement, the Company issued to JSC several promissory notes. One such promissory note, with a principal balance of $180,850 at March 31, 2023 and carrying a 9% annual interest rate, remains outstanding. The Company recognized $48,665 in interest expense on this promissory note during the year March 31, 2023.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for the year ended March 31, 2023, all of the Company’s officers, directors and 10% stockholders have made the required filings other than:. Mr. Wiley’s late filing of a Form 4 regarding the Company’s issuance to him of shares of Common Stock; Harry S. Markley’s (who resigned from the Board on July 24, 2023) late filing of two Forms 4 reporting an aggregate of three sale transactions (for an aggregate of 40,000 shares); Mr. Smith’s failure to file his Initial Statement of Beneficial Ownership on Form 3 in connection with his becoming an executive officer and director of the Company in January 2023; and Mr. Luth’s failure to file his Initial Statement of Beneficial Ownership on Form 3 in connection with his becoming a director of the Company in January 2023.

Director Compensation

The following table sets forth, for the year ended March 31, 2023, information with respect to compensation for services in all capacities to us and our subsidiaries earned by our directors, who are not officers, who served during the year ended March 31, 2023. We make an annual grant to each director of 40,000 shares of Common Stock. Ms. Lockett receives a director fee of $4,000 per month.

Name	Fees earned or paid in cash (1)	Stock awards (2)	Option awards	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All other compensation (3)	Total
Russell William Wallace Jr.	$0	$140,000	$-	$-	$-	$-	$140,000
Harry Markley	$0	$140,000	$-	$-	$-	$-	$140,000
Jessica M. Lockett	$48,000	$140,000	$-	$-	$-	$-	$188,000
Richard R. Childress	$-	$140,000	$-	$-	$-	$-	$140,000
Steve Urvan (3)	$183,692	$140,000	$-	$-	$-	$15,561	$339,253
Wayne Walker (4)	$-	$17,500	$-	$-	$-	$-	$17,500
Christos Tsentas (4)	$-	$17,500	$-	$-	$-	$-	$17,500
Randy E. Luth (5)	$-	$-	$-	$-	$-	$-	$-

(1) The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.

(2) We make an annual grant to each director of 40,000 shares of Common Stock. The amounts in this column reflect the aggregate grant date fair value of the shares of Common Stock granted to our directors during the transition period or fiscal year, as applicable, calculated in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The Company determined the fair value of these shares to be $3.50 as of the date of the annual grant, with the exception of the grants of Mr. Walker and Mr. Tsentas, whose grant date fair values were $1.75 as they were appointed as directors during the 2023 fiscal year. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by the directors from their option awards.

(3) Mr. Urvan was employed by the Company from April 2021 through January 5, 2023 as the Chief Strategy Officer of GunBroker.com. Mr. Urvan is not a named executive officer and, therefore, is included in the Director Compensation Table. The amounts reported in the columns “Fees earned or paid in cash” and “All other compensation” are related to his compensation as an employee of the Company for the fiscal year ended March 31, 2023. The amounts reports in “All other compensation” represent $5,511 for 401(k) matching contributions, a $9,730 aggregate incremental cost to the Company of the health and medical insurance premiums for Mr. Urvan and his family and a $320 incremental cost to the Company of a life insurance policy for Mr. Urvan.

(4) Mr. Walker and Mr. Tsentas were each appointed as a member of the Board on November 3, 2022.

(5) Mr. Luth was appointed as a member of the Board on January 5, 2023.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The table below lists the Company’s current executive officers. All executive officers serve at the discretion of the Board. The Company only has three executive officers each of whom is a named executive officer.

Name	Age	Position
Fred W. Wagenhals	81	Executive Chairman
Jared R. Smith	45	Chief Executive Officer
Robert D. Wiley	32	Chief Financial Officer

Fred Wagenhals has been Executive Chairman of the Company since July 2023. Prior to that Mr. Wagenhals served as our Chairman of the Board and Chief Executive Officer from December 2016 to July 2023. For more information about Mr. Wagenhals, please see his biographical information above in “Information About Our Board of Directors.”

Jared Smith has been Chief Executive Officer of the Company since July 2023. Prior to that Mr. Smith served as our President and Chief Operations Officer from January 2023 to July 2023. For more information about Mr. Smith, please see his biographical information above in “Information About Our Board of Directors.”

Robert D. Wiley has been our Chief Financial Officer since January 2019. Prior to that, Mr. Wiley served as the Controller of the Company from May 2018 through January 2019 and was responsible for overseeing our accounting department, including external financing reporting, compliance, accounting policy, and tax accounting. Previously, Mr. Wiley was a Certified Public Accountant at Moss Adams, LLP from June 2015 through April 2018. Mr. Wiley earned his Master of Taxation and Bachelor of Science degree in Accounting from Arizona State University. Mr. Wiley is a Certified Public Accountant licensed in the state of Arizona.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The purpose of the Compensation Committee includes determining, or when appropriate, recommending to the Board for determination, the compensation of our Chief Executive Officer and other executive officers and discharging the Board’s responsibilities relating to Company compensation programs in light of the goals and objectives of our compensation program for that year. As part of its responsibilities, the Compensation Committee evaluates the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assesses the performance of our other executive officers. Since its formation, the Compensation Committee has not engaged any compensation consultants. Although we do not target executive compensation to any peer group median, we strive to provide a compensation package that is competitive in the market and rewards each executive’s performance.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to attract, retain and reward executive officers in alignment with our business objectives and long-term shareholder interests. For fiscal 2023, the material elements of our executive compensation program were base salary, cash bonuses and equity-based compensation in the form of fully vested shares of Common Stock.

Compensation Program Objectives

We structure our executive compensation programs by encompassing three compensation elements: base salary; performance-based cash bonuses; and equity awards. We believe that that the combination of these three elements allows the Company to attract, retain and reward executive officers in alignment with our business objectives and long-term shareholder interests. The discussion below describes the methodology we used in determining why we believe each element of compensation is aligned with the interest of our shareholders. In determining the amounts to pay, the Compensation Committee considers the performance by the named executive officer of their responsibilities and duties required of the named executive officers as well as the compensation for similar positions at comparable companies.

Base Salary

Base salaries provide a level of fixed compensation sufficient to attract and retain a high-quality leadership team, when considered in combination with the other components of our executive compensation program. The Compensation Committee reviews base salaries annually to ensure that they are in line with industry standards and experience notwithstanding that we have entered into employment agreements with our named executive officers.

For fiscal 2023, the base salaries for Messrs. Wagenhals, Wiley, Smith and Goodmanson were set at $475,000, $240,000, $475,000, and $240,000 respectively.

Cash Bonuses

Pursuant to the terms of his employment agreement, Mr. Wagenhals was entitled to a quarterly performance bonus in an amount equal to 0.25% of the Company’s gross sales. Under the terms of his employment agreement, Mr. Wiley is eligible to receive an annual cash bonus in an amount up to 20% of his annual base salary, to be issued at the sole discretion of the Board. Historically, the Board has not authorized the payment of a discretionary bonuses to executive officers. Mr. Smith received a performance bonus of 100% of his prorated salary for the last quarter of fiscal year 2023 per the terms of his employment agreement. We believe that cash bonuses allow us to attract and retain our executive officers in alignment with our business objectives as it aligns compensation with performance.

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On June 12, 2023, following a review of Mr. Wiley’s performance over the past three years, the Board approved a one-time cash bonus payment to Mr. Wiley. The Company paid $129,000 to Mr. Wiley on June 15, 2023. This amount represents 20% of the total base salary paid to Mr. Wiley in each of the three years ended March 31, 2023, 2022 and 2021 which is the maximum amount per the terms of his employment agreement.

Equity Awards

We provide equity compensation to our named executive officers in order to further align their interests with those of our shareholders and to further focus our named executive officers on our long-term performance. The award amount are determined the named executive officers’ the responsibilities and duties were considered as well as the compensation for similar positions at comparable companies. Pursuant to the terms of their employment agreements, Messrs. Wagenhals, Wiley, and Smith are entitled to receive 200,000, 100,000, and 200,000 shares of Common Stock, respectively, in each of the first three years of their employment with the Company. Such shares are granted in equal installments following the end of each calendar quarter, subject to the named executive officer’s continued employment. The number of shares of Common Stock to be granted pursuant to the named executive officers’ employment agreements are not subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar event unless such adjustment is expressly agreed upon by the Company and the holder. Equity awards are granted annually and issued quarterly per the terms of the respective employment agreements.

Shareholder Engagement

At our January 5, 2023 annual meeting of shareholders, the meeting at which our most recent vote related to “say-on-pay” occurred, our shareholders approved our executive compensation practices with an overwhelming 88% of the votes cast in favor of our compensation structure. Accordingly, we have continued with this compensation philosophy based on feedback from our shareholders. We value and continue to seek the feedback we receive from our shareholders in regard to our executive compensation practices.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in employee benefit plans on the same terms as other officers (including officers of subsidiaries). Employee benefit plans available to executive officers are generally available to all employees. Benefits included in the employee benefit plans consist of various health, life, and disability insurances, as well as retirement benefits comprised of 401(k) contribution matching up to 3% of eligible compensation.

The Company provides named executive officers with perquisites and other employee benefits, as described in the Summary Compensation Table, that the Company believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions.

The Company maintains a tax-qualified 401(k) savings plan that allows participants to defer eligible compensation up to the maximum permitted by the Internal Revenue Service and provides for discretionary matching contributions by the Company.

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Accounting and Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to an individual who was a named executive officer. The Compensation Committee and the Board will continue to design compensation programs that are in the best long-term interests of the Company and our shareholders, with deductibility of compensation being one of a variety of considerations taken into account.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during the fiscal year ended March 31, 2023 or was formerly an officer of the Company. None of our executive officers was a director or a member of the compensation committee of another entity during the fiscal year ended March 31, 2023. During our 2023 fiscal year, Messrs. Markley, Wallace and Walker served on the Compensation Committee. None of these individuals had any material contractual or other relationships with us during such fiscal year except as directors.

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement as required by Item 402 of Regulation S-K promulgated by the SEC and, based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the members of the Compensation Committee:

Russell W. Wallace Jr.

Wayne Walker

Randy E. Luth

Summary Compensation Table

The following table sets forth for the years ended March 31, 2023, 2022 and 2021, information with respect to compensation earned for services in all capacities to us and our subsidiaries by the Company’s Chief Executive Officer and the Company’s Chief Financial Officer. The table sets forth for the years ended March 31, 2023, 2022 and, 2021, information with respect to compensation for services in all capacities to us and our subsidiaries earned by the one other most highly compensated executive officer who received total compensation in excess of $100,000. The Company did not have more than three (including the Chief Executive Officer and Chief Financial Officer) executive officers in any of the years ended March 31, 2023, 2022 and, 2021. For each of the aforementioned fiscal years the Company only had a maximum of three executive officers each of whom was a named executive officer.

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We refer to our Chief Executive Officer, our Chief Financial Officer, and one other executive officer as our “named executive officers.” Messrs. Wagenhals and Wiley were named executive officers in each of the 2021, 2022 and 2023 fiscal years. Mr. Hilko was a named executive officer in the 2021 fiscal year. Mr. Goodmanson was a named executive officer in the 2022 and 2023 fiscal years. Mr. Smith is a named executive officer as of January 5, 2023.

Name and Principal Position	Year	Salary (1)	Bonus (1)	Stock awards (2)	All other compensation (3)	Total
Fred W. Wagenhals (4)
Chief Executive Officer,	2023	$475,000	$478,636	$840,000	$24,062	$1,817,698
and Director	2022	$298,750	$572,463	$481,250	$0	$1,352,463
	2021	$240,000	$96,004	$157,500	$0	$493,504

Robert D. Wiley
Chief Financial Officer	2023	$240,000	$0	$350,000	$15,084	$605,084
	2022	$217,083	$0	$350,000	$0	$567,083
	2021	$127,500	$0	$90,977	$0	$218,477

Jared R. Smith (5)
President and Chief Operating Officer	2023	$118,750	$118,750	$175,000	$29,086	$441,586

Robert J. Goodmanson (6)
Former President	2023	$180,000	0	$446,250	$84,973	711,223
	2022	$240,000	$0	$595,000	$0	$835,000

Steve Hilko
Former Chief Operating Officer (7)	2021	$163,542	$0	$58,333	$0	$221,875

(1) The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.

(2) The amounts in this column reflect the aggregate grant date fair value of shares of Common Stock granted to our named executive officers during the transition period or fiscal year, as applicable, calculated in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The Company determined the fair value of these shares to be $3.50 as of the date of the annual grant, with the exception of the award of Mr. Smith, whose grant date fair value was$1.75 as he was appointed as an officer during the 2023 fiscal year. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by our named executive officers from their awards of shares of Common Stock.

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(3) The amounts in this column for fiscal 2023 consist of (i) with respect to Mr. Wagenhals, the cost to the Company of his car allowance, (ii) with respect to Mr. Wiley, $7,200 for 401(k) matching contributions, a $7,644 aggregate incremental cost to the Company of the health and medical insurance premiums for Mr. Wiley and a $240 incremental cost to the Company of a life insurance policy for Mr. Wiley, (iii) with respect to Mr. Smith, $24,458 for a relocation allowance and a $4,628 aggregate incremental cost to the Company of the health and medical insurance premiums for Mr. Smith and his family, and (iv) with respect to Mr. Goodmanson, $66,338 in severance payments, $3,580 for 401(k) matching contributions, a $14,040 aggregate incremental cost to the Company of the health and medical insurance premiums for Mr. Goodmanson and his family and a $1,015 incremental cost to the Company of a life insurance policy for Mr. Goodmanson. The named executive officers participate in certain group life, health, disability insurance, and medical reimbursement plans not disclosed in the summary compensation table that are generally available to salaried employees and do not discriminate in scope, terms, and operation.

(4) Effective July 24, 2023, Mr. Wagenhals assumed the role of Executive Chairman.

(5) Effective January 3, 2023, Mr. Smith was appointed as our President and Chief Operating Officer. Effective July 24, 2023, Mr. Smith was appointed Chief Executive Officer.

(6) On March 26, 2021, Mr. Goodmanson was appointed as our President. Mr. Goodmanson resigned from his role as President on December 31, 2022.

(7) Mr. Hilko resigned as our Chief Operating Officer effective June 18, 2021.

Employment Agreements

We have entered into employment agreements with each of our named executive officers, the material terms of which are set forth below.

The Company and Mr. Wagenhals were parties to an employment agreement effective January 1, 2022, with respect to Mr. Wagenhals’ service as Chief Executive Officer. Mr. Wagenhals’ employment agreement provided for a base salary of $475,000 per year, an annual equity award of 200,000 restricted shares of Common Stock, to be granted in equal quarterly installments for three years following the effective date of the agreement, and a quarterly bonus equal to 0.25% of the Company’s gross sales.

In connection with Mr. Wagenhals being appointed Executive Chairman, on June 24, 2023, the Company and Mr. Wagenhals entered into an Amended and Restated Employment Agreement (the “Wagenhals Agreement”). The Wagenhals Agreement is for a term of 12 months, which the Company and Mr. Wagenhals may jointly agree to extend for up to three additional one-year terms. Pursuant to the Wagenhals Agreement, Mr. Wagenhals will receive the following payments in connection with his transition from CEO to Executive Chairman: (i) a cash payment of $475,000; and (ii) a cash payment of $585,289.64, representing the performance bonus payable under the prior employment agreement between the Company and Mr. Wagenhals. Mr. Wagenhals will also receive 300,000 shares of Common Stock. During the term of his employment, Mr. Wagenhals will receive an annual base salary of $400,000 and 180,000 shares of Common Stock issued quarterly. Mr. Wagenhals will also be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board.

The Company and Mr. Wiley are parties to an employment agreement effective January 29, 2021, pursuant to which Mr. Wiley serves as our Chief Financial Officer. The agreement has a three year term, provided that either the Company or Mr. Wiley may elect to terminate the agreement at any time upon 90 days’ written notice, and that either of them can extend the term of the agreement for up to three additional one-year terms. Pursuant to an amendment thereto effective June 1, 2023, Mr. Wiley’s employment agreement provides for a base salary of $325,000 per year; during fiscal 2023, Mr. Wiley’s annual base salary was $240,000 per year pursuant to an amendment to his employment agreement effective September 1, 2021. Mr. Wiley’s employment agreement also provides for an annual equity award of 100,000 restricted shares (25,000 shares vesting quarterly) of Common Stock, to be granted in equal quarterly installments for three years following the January 29, 2021 effective date of the agreement. The agreement also provides that Mr. Wiley is eligible to earn an annual bonus up to 20% of his base salary in the sole discretion of the Board.

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The Company and Mr. Smith were parties to an employment agreement effective December 15, 2022, with respect to Mr. Smith’s service as our Chief Operating Officer. Mr. Smith’s employment agreement provided for a base salary of $475,000 per year and that Mr. Smith would be eligible for annual increases in his base salary of up to 6% per year based upon performance in the discretion of the Compensation Committee of the Board. Mr. Smith’s employment agreement also provided for an annual equity award of 200,000 restricted shares of Common Stock, which shall be earned and vest quarterly for three years following the December 15, 2022 effective date of the agreement, and a 3% match on his 401(k) contributions after his first year of employment. The agreement also provided that Mr. Smith is eligible to receive performance-based bonuses as determined in the sole discretion of the Compensation Committee of the Board from time to time, with the bonus target being 100-125% of his annual base salary, and that for fiscal 2023 such bonus is guaranteed for the sum of the pro-rated portion of his annual base salary. The agreement also provided that Mr. Smith would receive as compensation for his service on the Board, consistent with the compensation of the other members of the Board, 10,000 shares of Common Stock each quarter.

In connection with Mr. Smith being appointed Chief Executive Officer, on July 24, 2023, the Company and Mr. Smith entered into an Amended and Restated Employment Agreement (the “Smith Agreement”). The Smith Agreement is for an initial term of three years and may be terminated by either party with or without. In addition, the Company, in its discretion, has the right to extend the Smith Agreement for up to three additional one-year terms, subject to 60 days’ advance written agreement by the parties. Pursuant to the Smith Agreement, Mr. Smith will receive an annual base salary of $500,000 and annual stock compensation of approximately 133,333 shares of Common Stock that vests and become issuable on a quarterly basis. Mr. Smith will be eligible to earn performance-based bonuses in such amount, if any, as determined in the sole discretion of the Compensation Committee of the Board, with the bonus target being 100-125% of his annual base salary, and that for fiscal 2024 such bonus is guaranteed for the sum of the pro-rated portion of his annual base salary. Pursuant to the Smith Agreement, Mr. Smith was granted options under the Company’s 2017 Equity Incentive Plan to purchase 400,000 shares of Common Stock, 100,000 of which vested on the July 24, 2023 effective date of the agreement and 300,000 of which will vest in equal quarterly installments of 25,000 over three years beginning at the end of the quarter ended September 30, 2023, provided, in each case, that Mr. Smith remains in the continuous employ of the Company as of the end of each quarter.

In the event the Company terminates Mr. Smith’s, Mr. Wagenhals’ or Mr. Wiley’s employment for cause or they voluntarily terminate their employment with the Company without good reason, they are entitled to accrued but unpaid salary, reimbursable expenses and benefits owed through the last day of employment and all vested shares through their date of termination.

In the event that Mr. Smith’s or Mr. Wagenhals’ employment is terminated by the Company without cause or by them with good reason, other than upon or within 12 months after a change of control, then, subject to execution of a standard separation agreement and general release of claims in favor of the Company or its successor, they will receive their salary and insurance benefits for a period of 12 months and all of their shares of Common Stock and stock options provided for under their employment agreement, including immediately vesting of any unvested shares and options.

In the event that Mr. Wiley’s employment is terminated by the Company without cause or by Mr. Wiley with good reason, other than upon or within 12 months after a change of control, then he will receive his salary, the shares of restricted Common Stock provided for in his agreement, his bonus and his insurance benefits for a period of 12 months.

In the event that Mr. Smith’s, Mr. Wagenhals’ or Mr. Wiley’s continuous status as an employee of the Company is terminated by the Company without cause or they terminate their employment with the Company for good reason, in either case upon or within 12 months after a change of control, then, subject to their execution of a standard release of claims in favor of the Company or its successor, they will receive (i) their salary for a period of 12 months (in the case of Messrs. Smith and Wagenhals) or for the duration of the employment agreement’s term (in the case of Mr. Wiley), (ii) 100% of their remaining unissued equity compensation, including immediate vesting of any unvested shares, (iii) their bonus through the date of termination, if applicable (in the case of Messrs. Smith and Wagenhals) or for the duration of the employment agreement’s term (in the case of Mr. Wiley), and (iv) in the case of Messrs. Smith and Wagenhals, release from any restriction on non-competition.

In the event of retirement of a named executive officer, no additional benefits are paid unless otherwise agreed to.

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Grant of Plan-Based Awards

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All other stock awards: Number of shares of stock or units (#)(1)	All Other option awards: Number of securities underlying options (#)	Exercise or base Price of option awards ($)	Grant date fair value of stock and option awards (2)
Fred W. Wagenhals	1/1/22	-	-	-	-	-	-	150,000	-	-	$525,000
	1/1/23	-	-	-	-	-	-	50,000	-	-	$175,000
Robert D. Wiley	1/29/22	-	-	-	-	-	-	75,000	-	-	$262,500
	1/29/23	-	-	-	-	-	-	25,000	-	-	$87,500
Jared R. Smith	1/5/23	-	-	-	-	-	-	50,000	-	-	$175,000
Robert J. Goodmanson	3/26/22	-	-	-	-	-	-	97,500	-	-	$341,250

(1)	Stock award granted per employment agreements.

(2)	The amounts in this column reflect the aggregate grant date fair value of options awards granted to our named executive officers during the transition period or fiscal year, as applicable, calculated in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The Company determined the fair value of these shares to be $3.50 as of the date of the annual grant, with the exception of the award of Mr. Smith, whose grant date fair value was$1.75 as he was appointed as an officer during the 2023 fiscal year. The valuation assumptions used in determining such amounts are described in the footnotes to our audited consolidated financial statements included in the Original Form 10-K. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by our named executive officers from their option awards.

Outstanding Equity Awards at Fiscal Year-end

There were no unexercised stock options, Common Stock awards that had not vested or equity incentive plan awards to our named executive officers outstanding at March 31, 2023.

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Option Exercises and Stock Vested

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Fred W. Wagenhals	-	-	200,000	$700,000
Robert D. Wiley	-	-	100,000	$350,000
Jared R. Smith	-	-	50,000	$175,000
Robert J. Goodmanson	-	-	97,500	$341,250

(1)	The amounts in this column reflect the aggregate grant date fair value of options awards granted to our named executive officers during the transition period or fiscal year, as applicable, calculated in accordance with FASB ASC Topic 718, Stock Compensation. The Company determined the fair value of these shares to be $3.50 as of the date of the annual grant, with the exception of the award of Mr. Smith, whose grant date fair value was$1.75 as he was appointed as an officer during the 2023 fiscal year. The valuation assumptions used in determining such amounts are described in the footnotes to our audited consolidated financial statements included in on the Original Form 10-K. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by our named executive officers from their option awards.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

401(k) Plan

The Company maintains a tax-qualified 401(k) savings plan which allows participants to defer eligible compensation up to the maximum permitted by the Internal Revenue Service and provides for discretionary matching contributions by the Company.

Potential Payments Upon Termination or Change-in-Control

As discussed above under “Employment Agreements,” our employment agreements with certain of our named executive officers provide for payments in connection with such executive officers’ termination or resignation, including in connection with or following a change in control.

The following tables provide estimates of the payments to which each of Messrs. Wagenhals, Wiley, and Smith would have been entitled under their employment agreements if their employment had been terminated as of March 31, 2023. These tables were prepared using the closing price of the Common Stock on Nasdaq on March 31, 2023 ($1.97) and the respective executive officer’s salary then in effect. The amounts under the columns that reflect a change in control assume that a change in control occurred on March 31, 2023 and that the executive officer was terminated on such date. There can be no assurance that a termination of employment, a change in control or both would produce the same or similar results as those described if either or both of them occur on any other date or at any other price, or if any assumption is not correct in fact.

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Fred W. Wagenhals

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
Salary	$475,000	$831,250	-	-
Cash Severance (lump sum)	-	-
Bonus(1)	$478,600	$837,549	$109,245	$109,245
Value of Accelerated Unvested Equity	$689,500	$689,500	$689,500	$689,500
Life Insurance Benefit	-	-	-	-
Insurance Benefits Continuation	-	-	-	-

(1)	Estimated based on $191,439,801 in sales for the year ended March 31, 2023.
(2)	On July 24, 2023, Mr. Wagenhals departed as CEO, and the Board appointed Mr. Wagenhals the Company’s Executive Chairman. Mr. Wagenhals received the following payments in connection with his transition from CEO to Executive Chairman: (i) a cash payment of $475,000; and (ii) a cash payment of $585,290, representing the performance bonus payable under his employment agreement between the Company and Mr. Wagenhals. Mr. Wagenhals also received 300,000 shares of Common Stock.

Robert D. Wiley

	Termination by the Company without cause (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
Salary	$240,000	$200,000	-	-
Cash Severance (lump sum)	-	-
Bonus	$48,000	$40,000	$40,000	$40,000
Value of Accelerated Unvested Equity	$197,000	$197,000	$197,000	$197,000
Life Insurance Benefit	-	-	-	-
Insurance Benefits Continuation	$7,644	$7,644	-	-

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Jared R. Smith

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
Salary	$475,000	$475,000	-	-
Cash Severance (lump sum)	-	-
Bonus	-	$118,750	$118,750	$118,750
Value of Accelerated Unvested Equity	$1,083,000	$1,083,000	-	-
Life Insurance Benefit	-	-	-	-
Insurance Benefits Continuation	$18,512	$18,512	-	-

Robert J. Goodmanson(3)

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
Salary	$180,000	-	-	-
Cash Severance (lump sum)	66,338	-	-	-
Bonus	-	-	-	-
Value of Accelerated Unvested Equity	$446,250	-	-	-
Life Insurance Benefit	-	-	-	-
Insurance Benefits Continuation	$18,635	-	-	-

(3) Mr. Goodmanson resigned from his role as President on December 31, 2022.

CEO Pay Ratio

The following table presents the median of the annual total compensation of all our employees (other than Mr. Wagenhals, our Chief Executive Officer), the annual total compensation of Mr. Wagenhals, our Chief Executive Officer during our 2023 fiscal year, and the ratio between the two. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K promulgated by the SEC.

Fiscal year 2023 Chief Executive Officer Compensation	$1,817,698
Fiscal year 2023 median employee annual total compensation	$41,770
Ratio of Chief Executive Officer to median employee annual total compensation	44:1

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In identifying our median employee, we chose March 31, 2023, which is the last day of our most recently completed fiscal year, as the determination date. All of our employees are based in the United States and all 595 were considered for identifying the median employee, which we did by applying a consistently applied compensation measure across our employee population. For our consistently applied compensation measure, we used annual base salary, as it represents the primary compensation component paid to all of our employees. As a result, annual base salary provides an accurate depiction of total earnings for identifying our median employee. In determining the annual total compensation of the median employee, we the calculated such employee’s compensation using the same methodology we use for our named executive officers as set forth in our Summary Compensation table. With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column for fiscal 2023 in our summary compensation table.

SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as the SEC explained when it adopted these rules, in considering the pay-ratio disclosure, stockholders should keep in mind that the rules were not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather were designed to allow stockholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our named executive officers and certain financial performance of the Company.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary compensation table total for PEO	Compensation actually paid to PEO(2)	Average summary compensation table total for Non-PEO named executive officers	Average compensation actually paid to Non-PEO named executive officers(2)	Total shareholder return(3)	Peer group total shareholder return(3)	Net income	Adjusted EBITDA
2023	$1,817,698	$1,817,698	$585,964	$585,964	$60.62	$94.37	(4,596,038)	26,371,208
2022	$1,352,463	$1,352,463	$701,042	$701,042	$147.69	$123.96	33,247,436	60,836,438
2021	$493,504	$493,504	$220,176	$220,176	$182.15	$150.68	(7,812,294)	3,813,484

(1)	Mr. Wagenhals served as the Principal Executive Officer (“PEO”) for the fiscal years listed above and the other NEOs for the applicable fiscal years were as follows

2023: Jared R. Smith, Robert D. Wiley, Robert J. Goodmanson

2022: Robert D. Wiley, Robert J. Goodmanson

2021: Robert D. Wiley, Steve Hilko

(2)	The 2022 Summary Compensation Table totals reported for our PEO and the average of the Non-PEO NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”:

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	2023		2022		2021
		AVERAGE		AVERAGE		AVERAGE
		FOR		FOR		FOR
		OTHER	PEO	OTHER		OTHER
	PEO	NEOs	PEO	NEOs	PEO	NEOs
Summary Compensation Table (“SCT”) Total	$1,817,698	$585,964	$1,352,463	$701,042	$493,504	$220,176
Less: Amount reported under the “Stock Awards” Column of the SCT	$840,000	$323,750	$481,250	$472,500	$157,500	$74,655
Plus: Year End Fair Value of Outstanding and Unvested Equity Awards	$-	$-	$-	$-	$-	$-
Plus: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	$-	$-	$-	$-	$-	$-
Plus: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$(840,000)	$(323,750)	$(481,250)	$(472,500)	$(157,500)	$(74,655)
Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$-	$-	$-	$-	$-	$-
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$-	$-	$-	$-	$-	$-
Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$-	$-	$-	$-	$-	$-
Total Adjustments:	$-	$-	$-	$-	$-	$-
COMPENSATION ACTUALLY PAID	$1,817,698	$585,964	$1,352,463	$701,042	$493,504	$220,176

(3)	Total Shareholder Return of the Nasdaq Capital Market Composite and the Russell 2000 Index (“Russell 2000”) is cumulative for the periods from March 31, 2019 through March 31, 2023, 2022, and 2021, respectively. The calculation assumes an investment of $100 in shares of Common Stock and in each of the indexes on March 31, 2019. The calculation of cumulative stockholder return on the Nasdaq CMC and Russell 2000 include reinvestment of dividends, but the calculation of cumulative stockholder return on the Common Stock does not include reinvestment of dividends because we did not pay any dividends during the measurement period.

(4)	Adjusted EBITDA is a non-GAAP financial measure that displays our net income (loss), adjusted to eliminate the effect of certain items as adjustments because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. Non-GAAP financial measures have limitations, should be considered as supplemental in nature and are not meant as a substitute for the related financial information prepared in accordance with GAAP. These limitations include the following: (i) Employee stock awards and stock grants expense has been, and will continue to be for the foreseeable future, a significant recurring expense in the Company and an important part of our compensation strategy; (ii) the assets being depreciated or amortized may have to be replaced in the future, and the non-GAAP financial measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditures or other capital commitments; and (iii) non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. Because of these limitations, you should consider the non-GAAP financial measures alongside other financial performance measures, including our net loss and our other financial results presented in accordance with GAAP. We use Adjusted EBITDA to evaluate our operational performance, produce future strategies for our operations, and make strategic decisions, including those relating to operating expenses and the allocation of our resources. Please refer to our press release announcing the Company’s result for a reconciliation of Adjusted EBITDA to GAAP Net Income/(Loss) for the three months and years ended March 31, 2023 and 2022, include as Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission on June 14, 2023. Please refer to our press release announcing the Company’s result for a reconciliation of Adjusted EBITDA to GAAP Net Income/(Loss) for the years ended March 31, 2022 and 2021, include as Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission on June 29, 2022.

The items shown in the table above are included as adjustments because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations.

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Relationship Between Compensation Actually Paid and Total Shareholder Return

The graph below illustrates the relationship between our TSR and the Peer Group TSR, as well as the relationship between Compensation Actually Paid and our TSR for the PEO and NEOs.

Relationship Between Compensation Actually Paid and GAAP Net Income

The graph below reflects the relationship between the PEO and Average NEOs Compensation Actually Paid and our GAAP Net Income.

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Relationship Between Compensation Actually Paid and Adjusted EBITDA (Company-Selected Measure)

The graph below reflects the relationship between PEO and Average NEOs Compensation Actually Paid and the Company’s Adjusted EBITDA.

OTHER INFORMATION

Other Business

We are not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares of Common Stock they represent according to their judgment.

Cost of the Solicitation

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of the Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to shareholders of record and street name shareholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions from street name shareholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

Householding of Annual Meeting Materials

Shareholders with multiple accounts who have elected to receive printed copies of our Annual Report and proxy materials and share the same last name and household mailing address will receive a single set of printed copies of our Annual Report and proxy materials, unless we are instructed otherwise. Each shareholder will, however, receive a separate proxy card. Any shareholder who would like to receive separate copies of our Annual Report and/or proxy materials may email or write us at the following address, and we will promptly deliver them. Alternatively, if you received multiple copies of our Annual Report and/or proxy materials and would like to receive combined mailings in the future, please call, email or write us at the following address:

AMMO, Inc.

7681 East Gray Road

Scottsdale, Arizona 85260

Attention: Investor Relations

ir@ammo-inc.com

(480)-947-0001

Shareholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

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Communications with Directors

All interested parties, including our shareholders, who wish to contact the Company’s directors may send written correspondence, to the attention of the Secretary, at the following address:

AMMO, Inc.

7681 East Gray Road

Scottsdale, Arizona 85260

Attention: Investor Relations

ir@ammo-inc.com

Communications may be addressed to an individual director (including our Chairman), or to the independent directors.

Proposals for 2024 Annual Meeting of Shareholders

Rule 14a-8 Shareholder Proposals: To be considered for inclusion in our proxy statement for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of such shareholder proposal on or before July 30, 2024, unless the date of the 2024 Annual Meeting is more than 30 days before or after January 11, 2025, in which case the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2024 Annual Meeting. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: AMMO, Inc., 7681 East Gray Road, Scottsdale, AZ 85260, Attention: Secretary.

Shareholder Proposals Outside of Rule 14a-8: Pursuant to the proxy rules under the Exchange Act, we hereby notify our shareholders that the notice of any stockholder proposal or director nomination to be submitted outside of the Rule 14a-8 process for consideration at the 2024 Annual Meeting must be received by our Secretary no later than October 13, 2024, unless the date of the 2024 Annual Meeting is more than 30 days before or after January 11, 2025, in which case the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2024 Annual Meeting.

Universal Proxy Rules: In addition to satisfying any requirements under the Bylaws, to comply with the SEC’s universal proxy rules under Rule 14a-19, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 12, 2024, unless the date of the 2024 Annual Meeting is more than 30 days before or after January 11, 2025, in which such notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which we first make a public announcement of the date of the 2024 Annual Meeting.

Appraisal Rights

Shareholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

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Forward-Looking Statements

Statements in this proxy statement which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; governmental regulation; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; potential interest rate increases; risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers and employees; and potential costs associated with shareholder activism.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our directors are elected by the shareholders at each annual shareholder meeting.

The Board currently consists of nine directors: Fred W. Wagenhals, Jared R. Smith, Russell William Wallace, Jr., Jessica M. Lockett, Richard R. Childress, Steven F. Urvan, Wayne Walker, Christos Tsentas, and Randy E. Luth. The Company nominates nine current directors for election to the Board at the Annual Meeting.

Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until our next annual meeting of shareholders or until their successor is elected and qualified, or until their earlier death, resignation or removal.

The Board believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should serve on the Board.

The information set forth under the heading “Information About Our Board of Directors” details the Director Nominees’ business experience and qualifications that led to the nomination by the Nominations and Corporate Governance Committee and approval by the Board for recommendation of each individual for election.

If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Directors will be elected by a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES LISTED ABOVE

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective April 8, 2021, the Company engaged Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm.

A representative of PKF is not expected to be present at the Annual Meeting, and such representative will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions.

The following table presents the fees billed by PKF for its services during the Company’s last two fiscal years.

	2023	2022
Audit Fees	$326,006	$191,987
Audit Related Fees	112,189	135,637
Tax Fees	-	-
All Other Fees	98,143	-
	$536,338	$327,624

It is our policy to engage the principal accounting firm to conduct the audit of the Company’s financial statements and to confirm, prior to such engagement, that such principal accounting firm is independent of the Company to the extent required by SEC rules and regulations. All services of the principal accounting firm reflected above were approved by the Board.

- “Audit Fees” are fees paid for professional services for the audit of our financial statements and review of our interim consolidated financial statements included in quarterly reports (as well as services that PKF normally provides in connection with statutory and regulatory filings or engagements).

- “Audit-Related fees” are fees paid for SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews.

- “All other fees” related to fees unrelated to Audit Fees or Audit-Related Fees.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit- related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

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All of the services provided above under the caption “Audit-Related Fees” were approved by the Board or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Change in Independent Registered Public Accounting Firm

As previously reported in our Current Report on Form 8-K (the “2020 Current Report”) dated April 28, 2020, following a comprehensive process, the Audit Committee dismissed KWCO, PC (“KWCO”) as our independent registered public accounting firm on April 22, 2020.

KWCO reports on our consolidated financial statements as of and for the fiscal periods ended March 31, 2019 and March 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal periods ended March 31, 2019 and March 31, 2018 and during the subsequent period from April 1, 2019 through April 22, 2020, there were (i) no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We provided KWCO with a copy of the disclosures it is making in the 2020 Current Report and requested that KWCO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made therein. A copy of KWCO’s letter dated April 28, 2020, is filed as Exhibit 16.1 to the 2020 Current Report.

Effective April 22, 2020, we, upon approval of the Audit Committee and the Board, engaged Marcum LLP (“Marcum”) as our new independent registered public accounting firm. The decision to change accountants was approved by our Audit Committee and the Board.

Prior to April 22, 2020, we did not consult with Marcum regarding (i) the application of accounting principles to specified transactions, the type of audit opinion that might be rendered on our financial statements, and neither written or oral advice was provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issues, or (ii) any matter that was the subject of a disagreement between us and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

As previously reported in our Current Report on Form 8-K (the “2021 Current Report”) dated April 8, 2021, following a comprehensive process, the Audit Committee dismissed Marcum LLP as our independent registered public accounting firm on April 8, 2021.

Marcum’s report on our financial statements for the fiscal year ended March 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in the report regarding substantial doubt about our ability to continue as a going concern.

As of the date of the dismissal, Marcum had not completed its audit of our consolidated financial statements for the fiscal year ended March 31, 2021. Since Marcum’s appointment on April 22, 2020, and through the date of the dismissal, there were (i) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, which disagreements if not resolved to their satisfaction would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than as noted above regarding our ability to continue as a going concern and except for the material weaknesses identified related to (i) a lack of segregation of duties; (ii) ineffective corporative governance controls; (iii) controls that may not be adequately designed or operating effectively; and (iv) ineffective or delayed communication of certain contracts entered into in the ordinary course of business, whether written or oral.

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We provided Marcum with a copy of the disclosures it made in the 2021 Current Report and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in the 2021 Current Report. A copy of Marcum’s letter dated April 13, 2021, is filed as Exhibit 16.1 to the 2021 Current Report.

During the two fiscal years ended March 31, 2021 and March 31, 2020 and during the subsequent interim period from April 1, 2021 through April 8, 2021, neither us nor anyone on our behalf consulted PKF regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that PKF concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Vote Required

Shareholder ratification of the audit committee’s appointment of PKF as our independent registered public accounting firm is not required by the Bylaws or otherwise. Nonetheless, the Board has elected to submit the appointment of PKF to our shareholders for ratification. If a quorum is present, this Proposal 2 will be approved if a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting votes for ratification. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and, thus, will have the same effect as a vote “Against” this proposal. As a routine matter, there will not be any broker non-votes with respect to this proposal. With respect to this Proposal 2, the Board’s audit committee is not bound by either an affirmative or negative vote. The audit committee will consider a vote against PKF by the shareholders in selecting the Company’s independent registered accounting firm in the future.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF Pannell Kerr Forster of Texas, P.C. as our Independent Registered Public Accounting Firm

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PROPOSAL 3

APPROVAL of the stock amendment plan proposal

STOCK INCENTIVE PLAN AMENDMENT PROPOSAL

The Company is asking the shareholders to approve an amendment to the Ammo, Inc. 2017 Equity Incentive Plan (the “Plan”), the material terms of which are more fully described below. The Board approved the Amendment to the Plan on November 27, 2023, subject to the shareholder approval solicited by this Proxy Statement with such approval required by Nasdaq Listing Rule 5635(c).

In November 2017, the Board approved the Plan. Under the Plan, 485,000 shares of Common Stock were reserved and authorized to be issued. In August 2020 the Board approved, and in October 2020 our shareholders approved, an increase the total number of shares of Common Stock available for issuance under the Plan to 5,000,000 shares. In November 2022 the Board approved, and in January 2023 our shareholders approved, an increase the total number of shares of Common Stock available for issuance under the Plan to 6,000,000 shares. The Board is now asking the shareholders to approve an increase the total number of shares of Common Stock available for issuance under the Plan by 3,000,000 shares. If this proposal is approved, the total number of shares that will be available for issuance under the Plan will be 9,000,000 shares. The Board believes this increase will assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors, consultants and independent contractors who serve the Company and its affiliates by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of the shareholders of the Company.

All other terms of the Plan shall remain the same with the exception of the amount of shares of Common Stock reserved for issuance under the Plan which shall be increased by 3,000,000 shares. If this proposal is approved, the total number of shares that will be available for issuance under the Plan will be 9,000,000 shares.

Description of the Plan

The Plan permits the grant of Options and Stock Awards (each, an “Award”). The following summary of the material features of the Plan, as proposed to be amended, is entirely qualified by reference to the full text of the Plan as proposed to be amended, a copy of which is attached hereto as Appendix 1. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

All Employees, Officers, Directors, consultants and independent contractors of the Company and its Affiliates (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. As of November 29, 2023, the number of employees eligible to participate in the Plan was 308, there was no consultant or independent contractor eligible to participate in the Plan, and the number of non-employee directors eligible to participate in the Plan was seven.

Administration

The Plan is administered by the Compensation Committee, and if no such committee exists then the Board (the “Committee”). The Committee has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (each a “Participant”) and the terms of all Awards under the Plan. Subject to the provisions of the Plan, the Committee has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

The maximum number of shares of Common Stock that may be issued under the Plan is 9,000,000, provided that the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan during a fiscal year is 500,000 shares. Upon payment for Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

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Options

The Plan authorizes the grant of Nonstatutory Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code and may be granted only to Section 422 Employees. A Section 422 Employee is an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after the adoption of the Plan. Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. The exercise of an Option permits the Participant to purchase shares of Common Stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the Committee shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the Committee, subject to the terms of the Plan. The per share exercise price of Options granted under the Plan may not be less than the fair market value (110% of the fair market value in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) per share on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the Committee, except that no Option may be exercised more than ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) after its date of grant. The Committee may permit the exercise of an Option on a “net issuance” basis pursuant to which the Participant surrenders an Option and receives in exchange shares of Common Stock with a fair market value on the date of surrender equal to the difference between (i) the fair market value of the shares subject to the surrendered Option, and (ii) the exercise price of the surrendered Option. The Committee may condition the grant or vesting of an Option on the achievement of one or more Performance Goals, as described below.

Stock Awards

The Plan authorizes the grant of an award or issuance of shares for which, the grant, issuance, retention, vesting, and transferability is subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the award.

Dividends and Dividend Equivalents

Other than with respect to Stock Units, the terms of an Award may, at the Committee’s discretion, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock covered by the Award. Such payments may either be made currently or credited to any account established for the Participant, and may be settled in cash or shares of Common Stock.

Performance Goals

The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee.

Capital Adjustments

If the outstanding Common Stock of the Company changes as a result of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation or the like, the Committee shall substitute or adjust (a) the number and class of securities subject to outstanding Awards, (b) the type of consideration to be received upon exercise or vesting of an Award, (c) the exercise price of Options, (d) the aggregate number and class of securities for which Awards may be granted under the Plan, and/or (e) the maximum number of Shares with respect to which an Employee may be granted Awards during the fiscal year.

Withholding

The Company is generally required to withhold tax on the amount of income recognized by a Participant with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares of Common Stock otherwise issuable, or (c) delivery to the Company by the Participant of unencumbered shares of Common Stock.

Termination and Amendment

The Administrator may amend or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the Administrator may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

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Term of the Plan

Unless sooner terminated by the Administrator or the Board, the Plan will terminate on October 25, 2027. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Plan. State, local and foreign tax consequences may differ.

Incentive Stock Options. Generally, a Participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a Participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Nonqualified Stock Options and Stock Awards. A Participant generally is not required to recognize income on the grant of a Nonqualified Stock Optionor Stock Award. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option is exercised, or in the case of a Stock Award, on the date of payment of such Award in cash and/or shares of Common Stock. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Nonqualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price; and (b) in the case of an RSU, Performance Award or Other Stock-Based Award, the amount of cash and the fair market value of any shares of Common Stock received.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of Common Stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), or a Stock Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant, provided that certain income tax reporting requirements are satisfied.

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Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20% excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the Committee has plenary authority and discretion to determine the vesting schedule of Awards. Any Award under which vesting is accelerated by a change in control of the Company, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient including immediate taxation upon vesting, an additional income tax of 20% of the amount of income so recognized, plus a special interest payment. The Plan is intended to comply with Section 409A of the Code to the extent applicable, and the Committee will administer and interpret the Plan and Awards accordingly.

Determining Fair Value

The Company records compensation expense associated with stock options and other equity-based compensation using the Black-Scholes-Merton option valuation model for estimating fair value of stock options granted under our plan. The Company amortizes the fair value of stock options on a ratable basis over the requisite service periods, which are generally the vesting periods. The expected life of awards granted represents the period of time that they are expected to be outstanding. The Company estimates the volatility of the Common Stock based on the historical volatility of the Common Stock over the most recent period corresponding with the estimated expected life of the award. The Company bases the risk-free interest rate used in the Black Scholes-Merton option valuation model on the implied yield currently available on U.S. Treasury zero-coupon issues with an equivalent remaining term equal to the expected life of the award. The Company has not paid any cash dividends on the Common Stock and does not anticipate paying any cash dividends in the foreseeable future. Consequently, the Company uses an expected dividend yield of zero in the Black-Scholes-Merton option valuation model and adjusts share-based compensation for changes to the estimate of expected equity award forfeitures based on actual forfeiture experience. The effect of adjusting the forfeiture rate is recognized in the period the forfeiture estimate is changed.

Vote Required

The vote required to approve Proposal 3 is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE STOCK AMENDMENT PLAN PROPOSAL

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APPENDIX 1

AMENDMENT TO THE

AMMO, INC.

2017 EQUITY INCENTIVE PLAN

WHEREAS, Ammo, Inc., a Delaware corporation (the “Company”) currently maintains and sponsors the Ammo, Inc. 2017 Stock Incentive Plan (the “Plan”); and

WHEREAS, Section 14(a) of the Plan provides that the Board of the Directors of the Company (“Board”) may amend the Plan from time to time; and

WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein; and

NOW, THEREFORE, effective upon the Company’s Stockholders’ approval as set forth in Section 14(a) of the Plan, the following amendment to the Plan is hereby adopted:

1. Section 3(a) of the Plan shall be amended and restated to read as follows: “ The maximum aggregate number of Shares that may be issued under the Plan through Awards is 9,000,000 Shares. The limitations of this Section 3(a) shall be subject to the adjustments provided for in Section 13 of the Plan.”

3. Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the ____ day of __________ 2023, on behalf of the Company.

AMMO, INC.

By: _________________________ Name: _______________________ Title: ________________________

AMMO, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – JANUARY 11, 2024 AT 10:00 A.M., MOUNTAIN TIME

The undersigned shareholder(s) of AMMO, INC. (the "Company") hereby revoking any proxy heretofore given, does hereby appoint Fred W. Wagenhals, Jared Smith and Robert D. Wiley, and each of them, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2022 Annual Meeting of Shareholders of the Company to be held virtually at https://web.lumiagm.com/296486547 on Thursday, January 11, 2024 at 10:00 a.m., Mountain Time, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy confers authority and shall be voted, for the election of directors, in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters of proxy bearing a later date, or by attending the Annual Meeting and voting in person.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 760-452-4423.
INTERNET:	https://www.westcoaststocktransfer.com/ proxy-poww/

CONTROL NUMBER:

Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your "Control Number" printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares. If you appoint the Proxies by Internet, you need not return a proxy card. You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by Internet through the end of the day January 10, 2024.

Please ensure you fold then detach and retain this portion of this Proxy

ANNUAL MEETING OF THE SHAREHOLDERS OF AMMO, Inc.

CONTROL NUMBER:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL NUMBER:

Proposal 1 →	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	Proposal 1
To elect the following nine (9) directors:	☐	☐		
Fred W. Wagenhals			☐	
Russell William Wallace, Jr.			☐	
Jared R. Smith			☐	
Randy E. Luth			☐	
Jessica M. Lockett			☐	
Steven F. Urvan			☐	
Richard R. Childress			☐	
Wayne Walker			☐	
Christos Tsentas			☐	

Proposal 2 →	FOR	AGAINST	ABSTAIN	Proposal 2
The ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as our independent registered public accounting firm.	☐	☐	☐	

Proposal 3 →	FOR	AGAINST	ABSTAIN	Proposal 3
Approval of the stock amendment plan proposal.	☐	☐	☐	

Our Board of Directors recommends that you vote "FOR" all of the nine director nominees named above for election to our Board of Directors; "FOR" approval, on the ratification of the appointment of our independent registered public accounting firm; and "FOR" the approval of the stock amendment plan. With respect to the election of directors the proxy will vote your shares in such a way that is consistent with your written instructions on your completed proxy card, and if no such instructions are provided, then in such a manner that will facilitate the election of as many of the nominees identified on this proxy card as possible.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

MARK "X" HERE IF YOU PLAN TO PARTICIPATE IN THE MEETING: ☐

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: __________________________, 2023

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)